Exhibit 99.2
NewVectors LLC Preview of Acquisition Investor Briefing May 23, 2007

Safe Harbor Statement This presentation may contain "forward-looking statements" regarding the potential impact of this acquisition on the Company's revenue and earnings performance going forward, including statements regarding TechTeam's objectives, expectations, intentions, beliefs or strategies regarding the future, or statements containing words such as "believe," "project," "expect," "intend," "may," "anticipate," "plans," "seeks," or similar expressions. It is important to note that TechTeam's actual results could differ materially from those in such forward-looking statements, and undue reliance should not be placed on such statements. Among the important factors that could cause such actual results to differ materially are: (i) the Company's ability to close on the credit facility necessary to pay the purchase price, (ii) the failure to successfully integrate this acquisition on a timely basis, (iii) the failure to retain key employees and customers, (iv) loss of significant customers, (v) inability to pay off the debt incurred to complete this acquisition, (vi) inability to grow our business with the U.S. Federal Government and (vii) other risk factors listed from time to time in TechTeam's registration statements and reports as filed with the U.S. Securities and Exchange Commission including, but not limited to, the Company's Annual Report on Form 10-K for the year ended December 31, 2006. All forward-looking statements which may be contained in this presentation are made as of May 23, 2007, and TechTeam undertakes no obligation to update any such forward-looking statements.

NewVectors Overview NewVectors founded in 1969 as Vector Research, Incorporated (a spin-off from the University of Michigan) A wholly-owned, for-profit LLC of the Altarum Institute (a non-profit) Headquartered in Ann Arbor, MI Offices in Alexandria, VA and Ann Arbor, MI Over 150 highly educated, highly skilled employees Primarily Federal Government Contractor Customers consist of Department of Defense (DoD) logistics customers, Defense Advanced Research Projects Agency (DARPA), Army, Air Force Materiel Command, Navy, and General Services Administration No Small Business Set-Aside contracts

Financially Attractive Strategic Rationale Well positioned in the DoD Logistics market (our #1 strategic government target) Vertical integration into DoD Market (adding higher skill sets) Enhances our DoD footprint while diversifying our funding from Operations & Maintenance to Research Development Test & Evaluation Movement toward our critical mass revenue goal of $100 million Logistics modeling & simulation Decision support systems IT / weapon system acquisition Agent-based complex systems Supply chain engineering Cross-organization change management Strong management team with thought leaders in DoD Integration of staff level functions (HR, Finance, Sales, etc.) Cross-selling potential of IT support into logistics customer base Cross-selling high level skills into our current customer base Annual revenue of approximately $34 million Accretive gross margin Accretive to earnings in 2007 and future periods Strategic Fit Business Synergies Enhanced Skill Set

Core Competencies Core Competencies Thought leadership in transformational change Catalyst for solving complex, enterprise-wide problems Partner in performance improvement Services / Solutions Cross-organizational change management Supply chain engineering Program management support for IT and weapons systems Modeling, simulation, and decision support Agent-based complex systems NewVectors enables complex enterprises to achieve the promise of transformational change

Market Demands & Key Customers Well positioned to meet DoD market demands: Increasingly complex needs of today's military Budgetary pressures force the need for streamlining government processes and procedures Need for enterprise transformation to achieve required efficiency and effectiveness Decreasing number and experience of government personnel doing program management BTA DLA J6 PMSPS DARPA DCMA AFMC All Other 0.36 0.12 0.09 0.06 0.04 0.03 0.3 FY2006 Revenue by Customer

Financial Details Total purchase price of $40.75 million Funded by a combination of cash and debt $5.75 million in cash $35 million in debt Accretive to gross margin and earnings per share Deal valued at approximately 7X fiscal 2006 adjusted EBITDA (Earnings before interest, taxes, depreciation and amortization adjusted for certain parent company allocated expenses) Current comparable market multiples are 8-10X Trailing Twelve Months EBITDA Estimated tax benefit of approximately $13 million over the next 15 years (cash flow benefit only - no income statement benefit)

Reconciliation of Adjusted EBITDA Reconciliation of Adjusted EBITDA

Summary Enhances our position in the market DoD logistics (#1 strategic government goal) Higher skill mix resulting in higher margins Advanced technology (i.e., modeling and simulation) Approaching desired level of critical mass in government Financially attractive Accretive to gross margin Accretive to earnings Provides us geographic diversification Enhances our management team Diversifies our DoD funding from Operations & Maintenance to Research Development Testing & Evaluation